UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  September 18, 2009  (September 14, 2009)

HALLADOR PETROLEUM COMPANY
(Exact name of registrant as specified in its charter)

Colorado	0-14731	84-1014610
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1660 Lincoln Street, Suite 2700, Denver Colorado	80264-2701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 303-839-5504
________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On September 16, 2009, we entered into agreements to purchase the remaining 20% membership interest in Sunrise Coal, LLC, an Indiana limited liability company (“Sunrise”), from the existing members for an aggregate purchase price of about $32.6 million, consisting of about $25.8 million in cash and 1,133,328 in shares of our common stock valued at $6/share.    Sunrise is now a wholly-owned entity of ours.  Brent Bilsland, our new president and board member (see 5.02 below), received cash of about $3.185 million and 8,333 shares of our stock for his approximate 2% interest and his spouse received cash of about $1.775 million and 208,333 shares of our stock for her interest (slightly less than 2%). His parents also sold their approximate 8% interest in Sunrise under the same terms receiving 383,332 shares and the remainder in cash.

In addition, Brent Bilsland purchased for cash 200,000 shares (at $6/share) directly from Victor Stabio, our CEO.

The above description is a summary of the terms of the Purchase and Sale Agreements, a form which is attached as Exhibit 10.1 to this Form 8-K.

Item 2.01 Completion of Acquisition or Disposition of Assets

See Item 1.01 above.

Item 3.02  Unregistered Sales of Equity Securities

The day before the purchase (see Item 1.01 above), we sold 4,150,000 shares of our common stock for an aggregate cash purchase price of $24,900,000 ($6/share).  The shares were offered and sold to investors in a private placement transaction made in reliance upon exemptions from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended.  The proceeds from the sale were used to purchase the remaining membership interests in Sunrise as described above.

The above description is a summary of the terms of the Subscription Agreements, a form which is attached as Exhibit 10.2 to this Form 8-K.

Certain members of our Board of Directors also participated in the offering.
Yorktown Energy Partners VIII, LP, a private partnership affiliated with board member Bryan Lawrence, purchased 2,950,000 shares and an entity affiliated with board member Sheldon Lubar purchased 750,000 shares.

Major Shareholders

Entities affiliated with Mr. Lawrence continue to own about 55% of our stock; Messrs. David and Steven Hardie and their affiliates own about 16%; Mr. Lubar and ,affiliates own about 10%; members of the Bilsland family own about 4.2% and Mr. Stabio and his family members own about 2%.  We currently have 27,741,356 total shares outstanding.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

New Board Members

On September 14, 2009, our Board of Directors appointed Brent Bilsland to our board.  Mr. Bilsland was listed as a named executive officer in our 2008 Form 10K.

On September 17, 2009, John Van Heuvelen was appointed to our board.  We now have seven board members.

Mr. Van Heuvelen will serve as the Chairman of our Audit Committee and also as the audit committee financial expert.  He will also become a member of our Compensation Committee.

Mr. Van Heuvelen, 63, has been a member of the board of directors of MasTech , Inc. (MTZ-NYSE) since June 2002 and currently serves on their audit committee. He also served on the board of directors of LifeVantage, Inc. (LFVN-OTCBB) from August 2005 through August 2007.   From 1999 to the present, Mr. Van Heuvelen has been a private equity investor based in Denver, Colorado. His investment activities have included private telecom and technology firms, where he still remains active. Mr. Van Heuvelen spent 13 years with Morgan Stanley and Dean Witter Reynolds in various executive positions in the mutual fund, unit investment trust and municipal bond divisions before serving as president of Morgan Stanley Dean Witter Trust Company from 1993 until 1999.

Mr. Van Heuvelen currently owns 20,000 shares of our stock and upon joining our board was granted 100,000 restricted stock units (RSUs) which will vest 100% at the end of five years assuming he remains a board member during the five year period.

New President

Mr. Bilsland who is currently the President of Sunrise, was also named President of Hallador.  Victor Stabio will continue to serve as our CEO and has resigned his CFO, CAO and President positions.

New CFO

On September 14, 2009,  we also named William Anderson (Andy) Bishop, CPA, as our CFO and Chief Accounting Officer.  Larry Martin will continue to serve as the CFO of Sunrise.  Mr. Martin was listed as an executive officer in our 2008 Form 10-K.

Mr. Bishop, 56, was our CFO and a board member during 1990-1993.  From 1975 through 1990 he was with Price Waterhouse, predecessor to PricewaterhouseCoopers, in their Oklahoma City and Denver offices.  Mr. Bishop graduated from the University of Oklahoma.  For the past 16 years he was the Executive Vice President, CFO and 1/3 owner of the SEC Institute Inc., a private company in the business of training employees of private and public companies in the filing and reporting requirements of the U.S. Securities Exchange Commission.  In July 2009 he sold his interest in such company and is no longer involved with the SEC Institute.  He also served on the audit committee of SemGroup Energy Partners, L.P. (SGLP-OTCPK) from July 2007 through July 2008.  Mr. Bishop currently owns 58,500 shares of our stock.

We have no employment agreements with any of our executive officers.
Messrs. Stabio and Bilsland’s compensation remains the same.  See the Summary Compensation Table in our 2008 Form 10K which includes Messrs. Stabio and Bilsland’s compensation.  Mr. Bishop’s salary will be $100,000 per year and he will also participate in our restricted stock plan and other customary employee benefit plans.

For the past 16 years Mr. Bishop performed consulting services for us.  During 2007 he was granted 30,000 RSUs and during 2008 he was granted 20,000 RSUs.  In October 2008 we accelerated the vesting of these RSUs when our stock was selling at $2.75.  In July 2008 Mr. Bishop purchased 25,000 of our shares in a private placement at $4/share. He was paid $27,000 for his consulting services during 2008.

Restricted Stock Units (RSUs)

On September 17, 2009 our board authorized the issuance of up to 1,000,000 RSUs to current management of which 100,000 was granted to our new board member, Mr. Van Huevelen as mentioned above.

A form of our RSU Agreement is attached as Exhibit 10.3 to this Form 8-K.

Item 8.01  Other Events

We plan to apply for a NASDAQ Capital Market listing during the fourth quarter 2009.

Item 9.01  Financial Statements and Exhibits.

No Sunrise financial statements will be provided as our historical consolidated financial statements include Sunrise and no pro forma financial statements will be provided as our historical financial statements are not materially different from what pro forma financial statements would present.

 Exhibits:

10.1	Form of Purchase and Sale Agreement dated September 16, 2009

10.2	Form of Subscription Agreement dated September 15, 2009

10.3	Form of Hallador Petroleum Company Restricted Stock Unit Issuance Agreement.

                         SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         HALLADOR PETROLEUM COMPANY

Date:  September 18, 2009                                             By:  /s/W. Anderson Bishop
                                                                                             W. Anderson Bishop, CFO